Income Taxes	3 Months Ended	6 Months Ended	12 Months Ended
	Dec. 31, 2020	Jun. 30, 2021	Dec. 31, 2020
Operating Loss Carryforwards [Line Items]
Income Taxes

Note 10—Income Taxes

The Company does not currently have taxable income but will generate taxable income in the future primarily consisting of interest income earned on the Trust Account. The Company’s general and administrative costs are generally considered start-up costs and are not currently deductible.

The income tax provision (benefit) consists of the following:

December 31,
2020
Current
Federal	$(11,862)
State	—
Deferred
Federal	(12,214)
State	—
Valuation allowance	24,076
Income tax provision	$—

The Company’s net deferred tax assets are as follows:

December 31,
2020
Deferred tax assets:
Start-up/Organization costs	$12,214
Net operating loss carryforwards	11,862
Total deferred tax assets	24,076
Valuation allowance	(24,076)
Deferred tax asset, net of allowance	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from September 18, 2020 (date of inception) to December 31, 2020, the valuation allowance was approximately $24,000.

A reconciliation of the statutory federal income tax rate (benefit) to the Company’s effective tax rate (benefit) is as follows:

December 31,
2020
Statutory federal income tax rate	21.0%
Change in fair value of derivative warrant liabilities	(13.8)%
Financing cost – derivative warrant liabilities	(5.8)
Change in valuation allowance	(1.4)%
Income taxes benefit	0.0%

There were no unrecognized tax benefits as of December 31, 2020. No amounts were accrued for the payment of interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Note 9—Income Taxes

The Company’s tax provision for interim periods is determined using an estimated annual effective tax rate, adjusted for discrete items in the related period. The effective tax rate for the three months and six months ended June 30, 2021 was 0% as a result of recording a full valuation allowance against the deferred tax assets.

There were no unrecognized tax benefits as of June 30, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

A Place For Rover INC
Operating Loss Carryforwards [Line Items]
Income Taxes

12. Income Taxes

The Company’s tax provision for interim periods is determined using an estimated annual effective tax rate, adjusted for discrete items in the related period. The effective tax rate for the three months ended June 30, 2020 and 2021 was 0.2% and 10.5%, respectively, and 0.1% and 2.3% for the six months ended June 30, 2020 and 2021, respectively. The increase in effective tax rate is primarily due to a discrete item in the second quarter 2021 related to the enacted tax law change which increased the general United Kingdom tax rate from 19.0% to 25.0%, effective April 1, 2023 and the effect of U.S. losses being excluded from the Company’s estimated annual effective tax rate due to recording a full valuation allowance on the U.S. deferred tax assets.

During the three and six months ended June 30, 2021, the amount of gross unrecognized tax benefits increased by $3,000 and $7,000, respectively, of which all, if recognized, would not affect the effective tax rate as these unrecognized tax benefits would increase deferred tax assets that would be subject to a full valuation allowance.

15. Income Taxes

The following table presents the components of loss before income taxes (in thousands):

	Year Ended December 31,
	2018	2019	2020
U.S.	$(63,467)	$(48,650)	$(56,758)
Foreign	(1,479)	(3,532)	(821)
Total	$(64,946)	$(52,182)	$(57,579)

The following table presents the components of the (provision for) benefit from income taxes (in thousands):

	Year Ended December 31,
	2018	2019	2020
Current tax expense:
U.S. Federal	$—	$—	$—
State	—	(29)	(5)
Foreign	(9)	(91)	(204)
Total current	(9)	(120)	(209)
Deferred tax expense:
U.S. Federal	—	—	—
State	—	—	—
Foreign	278	588	303
Total deferred tax benefit	278	588	303
Total income tax benefit	$269	$468	$94

The following table presents a reconciliation of the statutory federal rate to the Company’s effective tax rate:

	Year Ended December 31,
	2018	2019	2020
Federal income taxes at statutory rate	21.0%	21.0%	21.0%
State taxes, net of federal benefit	1.8	1.7	1.6
Tax credits	1.3	1.6	0.2
Equity compensation	(1.1)	(1.0)	(0.9)
Change in valuation allowance	(21.3)	(20.6)	(20.9)
Other, net	(1.3)	(1.8)	(0.8)
Effective income tax rate	0.4%	0.9%	0.2%

The following table presents the significant components of the Company’s deferred tax assets and liabilities (in thousands):

	December 31,
	2019	2020
Deferred tax assets:
Net operating loss carryforward	$46,810	$55,649
Tax credit carryforward	2,199	2,298
Reserves and accruals	1,030	909
Stock based compensation	498	1,011
Property, plant and equipment	—	214
Other	21	898
Total deferred tax assets	50,558	60,979
Less: Deferred tax assets valuation allowance	(45,180)	(57,225)
Total deferred tax assets, net of valuation allowance	5,378	3,754
Deferred tax liabilities:
Capitalized internal-use software costs	(3,223)	(2,477)
Intangibles	(1,076)	(42)
Property, plant and equipment	(153)	—
Total deferred tax liabilities	(4,452)	(2,519)
Net deferred tax assets	$926	$1,235

The following table presents a rollforward of the valuation allowance (in thousands):

	Year Ended December 31,
	2018	2019	2020
Balance at beginning of period	$20,620	$34,435	$45,180
Increase in valuation allowance	13,815	10,745	12,045
Balance at end of period	$34,435	$45,180	$57,225

As of December 31, 2020, the Company had federal net operating loss carryforwards of $234.8 million, state net operating loss carryforwards of $80.5 million and foreign net operating loss carryforwards of $6.4 million which may be available to reduce future taxable income. The gross federal net operating loss (“NOL”) carryforwards generated during and after 2018 totaling $134.2 million are carried forward indefinitely, while all others, if not utilized, will expire beginning in 2031. The gross state NOL carryforwards will expire beginning in 2025. Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing and amount of which are uncertain. The Company has recorded a full valuation allowance against its net U.S. deferred tax assets as of December 31, 2019 and 2020 because, based on the weight of available evidence, it is more-likely-than-not (a likelihood of more than 50%) that some or all of the deferred tax assets will not be realized.

The Company is open to examination by the U.S. federal tax jurisdiction for the years ended December 31, 2017 through 2020. The Company is also open to examination for 2011 and forward with respect to U.S. federal net operating loss carryforwards generated and carried forward from those years. There are currently no federal or state income tax audits in process.

The NOLs are subject to review and possible adjustment by the IRS and state tax authorities. NOL carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not yet conducted a study to determine if any such changes have occurred that could limit the Company’s ability to use the net operating losses and tax credit carryforwards. In the event the Company experienced an ownership change, or should experience an ownership change in the future, the amount of net operating loss and tax credit carryforwards available in any taxable year could be limited and may expire unutilized.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2018	2019	2020
Beginning of period	$218	$383	$550
Current year tax position increases	165	167	24
End of period	$383	$550	$574

The gross unrecognized tax benefits as of December 31, 2018, 2019 and 2020, if recognized, would not affect the effective tax rate as these unrecognized tax benefits would increase deferred tax assets that would be subject to a full valuation allowance. No material changes in the gross unrecognized tax benefits are expected over the next twelve months.